UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

                          Date of Report: April 04, 2006
                  Date of earliest event reported: March 30, 2006

                                   PACEL CORP.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       000-29459                54-1712558
----------------------------       ----------------       ----------------------
(State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                 file number)          Identification No.)


7621 Little Ave. Suite 101, Charlotte, North Carolina                28226
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (704) 643-0676


                                       N/A
          -----------------------------------------------------------
         (Former name or former address, if changes since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

From January 1, 2006 until March 31, 2006, in connection the exercise of conversion rights by the holders of certain of the registrant's convertible debentures ("Debentures"), the registrant issued an aggregate of 10,770,539,904 shares of its common stock, before adjusting such shares to reflect the effects of any stock splits occurring subsequent to issuance. After giving effect to the one-for-one thousand reverse split on January 27, 2006, such shares were be restated as 9,970,540,904 shares.

The Debentures provided that the principal amount and accrued interest were convertible, at the option of the holders of the Debentures, into the registrant's common stock at a price per share equal to 30% to 40%, depending on the terms of a specific Debenture, of the closing bid price of the registrant's common stock as quoted on the OTC Bulletin Board on the immediately preceding trading day prior to the notice of conversion.

The common stock was issued pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended, after a hearing with notice to, and an opportunity to be heard from, interested parties, as to the fairness of each transaction, by a state courts in Nevada, Florida and Illinois, who determined, prior to declaring that the transactions were exempt under Section 3(a)(10), that the transactions were fair to the interested parties.

As of the date of this report, there 9,970,540,904 shares of the registrant's common stock issued and outstanding.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                  FISCAL YEAR

In connection with the acquisition of United Personnel Services, Inc. and World Wide Personnel Services of Maine, Inc., respectively, as disclosed in the registrant's report on Form 8K filed March 27, 2006, the registered filed a Certificate of Designation regarding the issuance of 500,000 shares of its Series C Convertible Preferred Stock in connection with the foregoing acquisitions.

Registrant filed the Certificate of Designation with the Nevada Secretary of State effective March 30, 2006.
















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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.       DESCRIPTION

   4.0            Certificate of Designation for Series C Convertible Preferred
                  Stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Pacel Corporation

         Dated: April 4, 2006                        By: /s/ Gary Musselman
                                                           President